Exhibit 10.4

FIRST AMENDMENT TO

SECURITIES SUBSCRIPTION AGREEMENT

This First Amendment to Securities Subscription Agreement (this “Amendment”) is made as of February 20, 2026, by and between:

WEBUY GLOBAL LTD, a Cayman Islands exempted company (the “Company”), and

Zheng Mingjie (the “Investor”).

WHEREAS, the Company and the Investor entered into that certain Securities Subscription Agreement dated February 19, 2026 (the “Agreement”);

WHEREAS, the parties desire to amend Article IV (Registration Rights) of the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Amendment to Article IV – Registration Rights

Article IV of the Agreement is hereby amended and restated in its entirety as follows:

ARTICLE IV – REGISTRATION RIGHTS

4.1 The Company shall file a resale registration statement on Form F-1 or Form F-3 (if the Company is then eligible to use Form F-3) covering the resale of the Shares (the “Registration Statement”) within forty-five (45) days after the Closing.

4.2 The Company shall use reasonable best efforts to cause such Registration Statement to be declared effective within ninety (90) days after the initial public filing thereof.

4.3 The Registration Statement shall remain effective until the earlier of (i) the date on which all Shares covered thereby have been sold pursuant to such Registration Statement or Rule 144, or (ii) two (2) years following the Closing Date.

2. No Other Amendments

Except as expressly amended hereby, all other terms and provisions of the Agreement shall remain in full force and effect.

3. Governing Law

This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[Signature Pages as Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

WEBUY GLOBAL LTD

By:	/s/ Xue Bin
Name:	Xue Bin
Title:	CEO

INVESTOR

By:	/s/ Zheng Mingjie
Name:	Zheng Mingjie